CLS DOMESTIC EQUITY FUND Class N Shares: CLDEX
Summary Prospectus September 1, 2015

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated September 1, 2015 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.advisoronefunds.com/prospectuses. You can also obtain these documents at no cost by completing a document request form on our web-site, www.advisoronefunds.com or by calling 1-866-811-0225 or by sending an email request to orderadvisorone@geminifund.com.

Investment Objective:

The investment objective is long-term growth of capital without regard to current income.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Class N
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.75%
Distribution and/or Service (12b-1) Fees		None
Other Expenses Shareholder Servicing Expenses Remaining Other Expenses	0.25% 0.43%	0.68%
Acquired Fund Fees and Expenses (Underlying Funds)(1)		0.32%

Total Annual Fund Operating Expenses		1.75%
Fee Waiver and Expense Reimbursements(2)		(0.28)%

Total Annual Fund Operating Expenses After Fee Waiver		1.47%
(1)	This number represents the combined total fees and operating expenses of the Underlying Funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.
(2)	The fees shown above take into account CLS's advisory fee waiver agreement to limit total operating expenses at least through December 31, 2016, so that direct expenses (not including expenses relating to dividends on short sales, interest expense, indirect fees and expenses of Underlying Funds and extraordinary or non-recurring expenses) do not exceed 1.15% of average daily net assets. Any waiver may be recouped by CLS from the Fund within three years of when the amounts were waived to the extent that expenses do not exceed the expense limitation in place at the time of waiver. Only the Fund's Board of Trustees may elect to terminate the fee waiver agreement.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Class N
1	$150
3	$524
5	$923
10	$2,039

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

The Fund invests primarily in exchange traded funds (“ETFs”), other open-end mutual funds, and closed-end funds. This group of investments is referred to as "Underlying Funds." The Fund’s investment adviser, CLS Investments, LLC (“CLS”), seeks to achieve the Fund’s investment objective by using the following investment strategies:

•	Investing in Underlying Funds that invest in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants). The Underlying Funds are selected based on CLS’ “factor-based analysis” as discussed below. These investments may include smaller and medium capitalization companies.
•	Investing, under normal market conditions, at least 80% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) in U.S. equity securities. This is achieved by investing directly in equities or indirectly by investing in Underlying Funds.

CLS utilizes “factor-based analysis” to actively manage risk within the Fund. CLS uses fundamental and technical analysis of the following factors to evaluate the securities held by the Underlying Funds: size (based on market capitalization), value (based on characteristics such as price-to-book ratio), momentum (based on price performance), volatility (based on price volatility), and quality (based on financial strength and profitability).

For purposes of the Fund’s 80% policy discussed above, the Fund will “look through” investments in Underlying Funds and will include such investments in their respective percentage totals where the identity of the underlying portfolio securities can be reasonably determined.

Principal Risks of the Fund:

Many factors affect the Fund’s performance. The Fund's share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Fund and the Underlying Funds invest. The Fund is not federally insured or guaranteed by any government agency. YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the allocation of the Fund’s assets. CLS may allocate the Fund's investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk: Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer.

Smaller and Medium Issuer Risk: Investments in Underlying Funds that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Underlying Funds Risk: You will indirectly pay fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund. These risks could include sector risk (increased risk from a focus on one or more sector of the market), as well as risks associated with fixed income securities, real estate investments, and commodities.

Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns for one year, for five years and over the life of the Fund compared with those of a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.advisoronefunds.com or by calling 1-866-811-0225.

2

Class N Shares Total Return for Years Ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 21.01% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.36% (quarter ended December 31, 2008). The year to date return for the period ended June 30, 2015 was 2.09%.

AVERAGE ANNUAL TOTAL RETURN

(for the periods ended December 31, 2014)

	1 Year	5 Year	Life of Fund*
CLS Domestic Equity Fund Class N
return before taxes	8.38%	10.33%	5.35%
return after taxes on distributions(1)	-0.77%	8.07%	3.99%
return after taxes on distributions and sale of Fund shares(1)	11.74%	8.14%	4.24%
Russell 3000® Index(2) (reflects no deduction for fees, expenses, or taxes)	12.56%	15.63%	7.64%
(1)	After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.
(2)	The Russell 3000® Index is a market-capitalization-weighted index that measures 98% of the investable U.S. equity market.
*	The CLS Domestic Equity Fund commenced operations on April 19, 2006.

Investment Adviser:

CLS Investments, LLC

Portfolio Managers:

CLS utilizes a team approach for management of the Fund, and from the team, the Fund is assigned a portfolio manager who is primarily responsible for the day-to-day management of the Fund’s portfolio. Grant Engelbart, CFA has primary responsibility for the day-to-day management of the Fund. Mr. Engelbart has served as a Portfolio Manager of the Fund since December 2013.

Purchase and Sale of Fund Shares:

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How Shares Are Priced” of the Fund's Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to AdvisorOne Funds c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1-866-811-0225. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Fund is $2,500. The minimum subsequent investment is $250.

Tax Information:

Dividends and capital gain distributions you receive from the Fund are taxable to you as either ordinary income or capital gains tax rates unless you are investing through a tax-free account.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

3